 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2020

Date of Report (Date of earliest event reported)

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bedminster One

135 Route 202/206

Bedminster, New Jersey 07921

(Address of Principal Executive Offices)

(908) 731-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	GCAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On May 1, 2020, GAIN Capital Holdings, Inc., a Delaware corporation (“GAIN”) filed with the U.S. Securities and Exchange Commission (the “SEC”) GAIN’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with the previously announced Agreement and Plan of Merger, dated as of February 26, 2020 (the “Merger Agreement”) with INTL FCStone Inc., a Delaware corporation (“INTL”) and Golf Merger Sub I Inc., a Delaware corporation and wholly owned subsidiary of INTL (“Merger Sub”).  Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into GAIN, with GAIN surviving the merger as a wholly owned subsidiary of INTL (the “Merger”).

Legal Proceedings

As described in greater detail in the Litigation Relating to the Merger section of the Proxy Statement, purported stockholders of GAIN filed six actions in the United States District Court for the District of New Jersey, the United States District Court for the District of Delaware and the United States District Court of the Southern District of New York, captioned Stein v. GAIN Capital Holdings, Inc., et al., Case No. 3:20-cv-04073 (D.N.J.), Franchi v. GAIN Capital Holdings, Inc., et al., Case No. 1:20-cv-00519 (D. Del.), Sperli v. GAIN Capital Holdings, Inc., et al., Case No. 1:20-cv-03187 (S.D.N.Y.), Sanderson v. GAIN Capital Holdings, Inc., et al., Case No. 1:20-cv-03228 (S.D.N.Y.), Raul v. GAIN Capital Holdings, Inc., et al., Case No. 1:20-cv-03211 (S.D.N.Y.) and Ye He v. GAIN Capital Holdings, Inc., et al., Case No. 2:20-cv-05026 (D.N.J.), respectively (collectively, the “Merger Litigation”) related to the Merger Agreement and the Proxy Statement.

GAIN believes that the claims asserted in the Merger Litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of adverse effect or delay in connection with the Merger Litigation and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, GAIN has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K to address claims asserted in the Merger Litigation, and plaintiffs in the Merger Litigation have agreed to voluntarily dismiss their lawsuits in light of this supplemental disclosure. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, GAIN specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in, and should be read in conjunction with, the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Proxy Statement. The additional disclosures in these supplemental disclosures are underlined for convenience.

The disclosure under the heading “GAIN’s Reasons for the Merger” on page 38 of the Proxy Statement is hereby supplemented by adding the following immediately after the fifth bullet thereon:

●             the fact that none of the previously contacted counterparties were restricted from making proposals to the GAIN board, including that all eight of the mutual confidentiality agreements described above contained provisions that, following the signing of the merger agreement, permit such counterparty to make confidential proposals to the GAIN board.

The disclosure under the heading “Opinion of GAIN’s Financial Advisor—Selected Public Company Analysis” on page 46 of the Proxy Statement is hereby supplemented by amending and restating the third full paragraph on page 46 (including the bullets contained therein) to read as follows:

Based on public and other available information as of February 21, 2020, GCA Advisors calculated (to the extent relevant financial data was available) the company’s then-current stock price as a multiple of Wall Street research analyst earning consensus estimated earnings per share (such ratio, the “P/E ratio”) for calendar year 2018 and for estimated calendar years 2019, 2020 and 2021, for each of the selected public companies set forth below (the “selected companies”). GCA Advisors utilized Wall Street analyst research, CapitalIQ and certain publicly available financial statements and press releases to analyze the relevant metrics. GCA Advisors believes, based on it judgement, that the selected companies have similar operating or financial performance characteristics to those of GAIN, but noted that none of these companies have the same management, composition, industry, size or operations as GAIN. While the selected company analysis compared GAIN to the selected companies, GCA Advisors did not include every company that could be deemed to be a participant in this same industry or in the specific sectors of this industry, in which GAIN or any of the selected companies operates.

P/E ratio
	CY2018A	CY2019E	CY2020E	CY2021E
CMC Markets PLC(1)	nm*	11.4x	18.5x	14.5x
IG Group Holdings PLC(2)	12.3x	17.2x	17.2x	14.2x
Interactive Brokers Group, Inc.	36.1x	34.2x	29.1x	26.3x
Plus500 Ltd.	3.2x	8.0x	8.0x	7.4x
Swissquote Group Holding Ltd.	20.6x	22.1x	19.8x	16.8x

*nm indicates P/E ratio was not meaningful as it was either less than 0.0x or more than 60.0x

(1)	CMC Markets PLC’s fiscal year end is March 31, and as a result, calendar year-end figures are those from the subsequent fiscal year-end (e.g., 2018 calendar year-end figures are 2019 fiscal year-end figures).

(2)	IG Group Holdings PLC’s fiscal year-end is May 31; Calendar year-end figures are calendarized.

The disclosure under the heading “Opinion of GAIN’s Financial Advisor—Selected Transactions Analysis” on page 47 of the Proxy Statement is hereby supplemented by amending and restating the third full paragraph on page 47 (including the table contained therein) to read as follows:

The transactions analyzed, together with their respective announcement dates, are listed below ($ in millions):

Date Announced	Acquirer	Target
			Enterprise Value	Revenue Multiples
4/25/2013	GAIN Capital Holdings, Inc.	Global Futures & Forex, Ltd.	$108	1.1x
10/31/2014	GAIN Capital Holdings, Inc.	City Index (Holdings) Limited	$148	1.2x
3/25/2015(1)	Rakuten Securities, Inc.	FXCM Japan Securities Co., Ltd.	$62	3.1x
4/1/2015(2)	Playtech PLC	TradeFX Limited	$493	5.6x
8/23/2017(3)	Playtech PLC	ACM Group Limited (a/k/a Alpha)	$150	5.2x

(1) Based on Pro Forma Adjustments disclosed by FXCM Inc. that are directly attributable to the transaction, factually supportable and expected to have a continuing impact on FXCM Inc.’s operating results.

(2) Based on sum of upfront cash consideration of €208MM and contingent consideration cap of €250MM. Total consideration converted to USD based on conversion rate of 1.0771 USD to EUR at announcement.

(3) Based on total consideration cap of $150MM. Transaction structured as upfront payment of $5MM, two staged payments based on 1.0x EBITDA of 2017 and 2018; and contingent consideration based on 5.2x the 2019 EBITDA, minus the initial payment and 2017 and 2018 payments.

The disclosure under the heading “Opinion of GAIN’s Financial Advisor—Discounted Cash Flow Analysis” on page 48 of the Proxy Statement is hereby supplemented by amending and restating the first paragraph on page 48 to read as follows:

GCA Advisors used the financial projections of GAIN for fiscal years 2020 and 2021 contained in the January 2020 Projections (as described below under “The Merger (Proposal 1)-Certain Financial Projections”), in each case as prepared by GAIN’s management to perform a discounted cash flow analysis, based on unlevered free cash flow in the January 2020 Projections as described in the section entitled “Projected Financial Information” below (the “projections”). In conducting this analysis, GAIN management has not provided, and GCA Advisors has not relied on, any financial forecast beyond the calendar year 2021 due to the volatile nature of GAIN’s business per GAIN management, and GCA Advisors otherwise assumed that GAIN would perform in accordance with the projections provided by management. GCA Advisors estimated GAIN’s perpetual unlevered free cash flows by applying terminal growth rates of (1.0%) to 1.0%, which terminal growth rates were derived based on GCA Advisors comparative analysis and its judgment, taking into account GAIN’s business, its financial performance and industry in which GAIN operates. GCA Advisors then discounted the unlevered free cash flows projected through fiscal year 2021 and the perpetual unlevered free cash flows to present values using discount rates ranging from 12.9% to 14.9%. GCA

Advisors considered publicly available data, including FactSet, CapitalIQ financial databases and Duff & Phelps data published on Duff & Phelps’s website and in Duff & Phelps’s 2017 Valuation Handbook-Guide to Cost of Capital, when analyzing the range of discount rates for the unlevered free cash flows of GAIN, including: (i) a U.S. risk-free rate of 2.9%, based on trailing 10-year average 20-year treasury yield, (ii) a beta estimate of 0.6 to 1.7, measured over a 52-week period, (iii) an equity market risk premium of 6.9% and (iv) a size premium of 5.6%. This method of analysis, varying the discount rate from 12.9% to 14.9% and the terminal growth rate from (1.0%) to 1.0%, indicated a range of implied per share values of $5.06 to $6.83. In addition, this method of analysis, when holding the discount rate constant at the midpoint of 13.9% and varying the terminal growth rate from (1.0%) to 1.0%, indicated a range of implied per share values of $5.46 to $6.23, based on the FD shares. GCA Advisors then compared this range of per share values for the common stock implied by the discounted cash flow analysis to the $6.00 per share merger consideration.

The disclosure under the heading “Projected Financial Information” on page 51 of the Proxy Statement is hereby supplemented by amending and restating the final three paragraphs (including the tables contained therein) to read as follows:

The following is a summary of the June 2019 Projections (dollars in millions, except for Average Share Count and Earnings Per Share):

	Fiscal Year End
	2019E	2020E	2021E	2022E	2023E
Total Revenue	$277.5	$366.5	$421.0	$460.5	$489.5
Total Operating Expenses	($259.5)	($277.1)	($283.7)	($291.4)	($299.3)
EBITDA	$18.0	$89.4	$137.3	$169.1	$190.2

Depreciation and Amortization	($27.0)	($22.7)	($21.9)	($18.9)	($17.7)
Interest Expense on Long Term Borrowings	($13.6)	($10.3)	($9.6)	($6.2)	$0.0
Pre-Tax Income	($22.6)	$56.4	$105.8	$144.0	$172.5
Income Tax Benefit/(Expense)	$4.0	($15.8)	($29.6)	($40.3)	($48.3)
Net Income	($18.6)	$40.6	$76.2	$103.7	$124.2

Average Share Count (millions)	35.9	34.1	32.6	31.3	29.9
Earnings Per Share	($0.52)	$1.19	$2.33	$3.31	$4.15

The following is a summary of the September 2019 Projections (dollars in millions, except for Average Share Count and Earnings Per Share):

	Fiscal Year End
	2019E	2020E	2021E	2022E	2023E
Total Revenue	$262.6	$362.0	$417.6	$456.0	$485.4
Total Operating Expenses	($254.6)	($273.9)	($277.9)	($285.7)	($293.5)
EBITDA	$8.0	$88.1	$139.7	$170.3	$191.9

Depreciation and Amortization	($27.0)	($22.8)	($22.1)	($19.0)	($17.9)
Interest Expense on Long Term Borrowings	($13.5)	($10.3)	($9.5)	($6.2)	$0.0
Pre-Tax Income	($32.5)	$55.0	$108.1	$145.1	$174.0
Income Tax Benefit/(Expense)	$4.0	($14.3)	($28.1)	($37.7)	($45.2)
Net Income	($28.5)	$40.7	$80.0	$107.4	$128.8

Average Share Count (millions)	37.3	36.1	34.7	33.4	32.0
Earnings Per Share	($0.76)	$1.13	$2.31	$3.22	$4.03

The following is a summary of the January 2020 Projections (dollars in millions, except for Average Share Count and Earnings Per Share):

	Fiscal Year End
	2020E	2021E

Total Revenue	$264	$286
Total Operating Expenses	($227)	($224)
EBITDA	$37	$62

Depreciation and Amortization	($23)	($22)
EBIT	$14	$40
Depreciation and Amortization	$23	$22
Change in Net Working Capital	$13	$11
Capital Expenditure	($14)	($13)
Cash Taxes	($4)	($11)
Unlevered Free Cash Flow(1)	$32	$49

EBIT	$14	$40
Interest Expense on Long Term Borrowings	($10)	($10)
Pre-Tax Income	$4	$30
Income Tax Expense	($1)	($8)
Net income	$3	$22

Average Share Count (millions)	37.5	34.9
Earnings Per Share	$0.07	$0.63

________________

(1)	Unlevered Free Cash Flow is earnings before interest and taxes, less cash tax expense, less capital expenditures, plus depreciation and amortization, less changes in net working capital. Unlevered Free Cash Flow was calculated by GCA Advisors and approved by GAIN management to be part of the January 2020 Projections for use in GCA Advisors’ financial analyses in connection with rendering its opinion to the GAIN board of directors. Non-cash compensation based expense is treated as a cash expense.

Forward-Looking Statements

In addition to historical information, this communication contains "forward-looking" statements including, but not limited to, GAIN management's expectations for the future. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN's annual report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 16, 2020, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, the risk that our stockholders may not adopt the Merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the proposed Merger may not be satisfied in a timely manner, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN’s views as of the date of this communication. GAIN undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Additional Information and Where to Find it

On May 1, 2020, GAIN filed the definitive proxy statement on Schedule 14A with the SEC. Additionally, GAIN plans to file other relevant materials with the SEC in connection with the proposed transaction. This material is not a substitute for the definitive proxy statement or any other document which GAIN may file with the SEC. The definitive proxy statement has been sent or given to the stockholders of GAIN and contains important information about the proposed transaction and related matters. INVESTORS IN AND SECURITY HOLDERS OF GAIN ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE TRANSACTION. The materials filed by GAIN with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or in the “Investor Relations” section of GAIN’s website at www.gaincapital.com.

Participants in Solicitation

GAIN and its directors and certain of its executive officers may be considered participants in the solicitation of proxies from GAIN’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of GAIN is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 16, 2020 and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 29, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAIN CAPITAL HOLDINGS

By:	/s/ Diego Rotsztain
Diego Rotsztain
General Counsel and Secretary

Date: May 22, 2020 GAIN Capital Holdings, Inc.